EXHIBIT 10.2

PROMISSORY NOTE

$30,000,000	August 17, 2020

For value received, and intending to be legally bound, the undersigned (“Borrower”) promises to pay to the order of RENASANT BANK (herein “Lender”) on the Termination Date, as defined in the Loan Agreement defined below, the principal amount of $30,000,000 or such lesser amount as is outstanding under the Loan made by Lender to Borrower pursuant to the Loan Agreement.  Borrower also promises to pay interest on the unpaid outstanding principal amount from the date hereof until this Note is paid in full at the rates as, from time to time, are applicable pursuant to and in accordance with Section 2.6 of the Loan Agreement.  Any overdue payment of principal and to the extent permitted by law overdue interest shall be payable pursuant to and in accordance with Section 2.6 of the Loan Agreement.  Interest shall be calculated and payable on the terms set forth in Section 2.6 of the Loan Agreement.

All principal and interest shall be payable in lawful money of the United States of America and in federal or other funds immediately available before 12:00 noon, Iowa time, on any Business Day in a manner as set forth in the Loan Agreement.

This Promissory Note (the “Note”) shall be considered the same as a Note referred to in the Amended and Restated Loan and Security Agreement dated as of November 19, 2019 among Borrower, Lender and the financial institutions from time to time a party thereto as lenders (collectively, the “Lenders”) and Wells Fargo Bank, N.A., as agent on behalf of itself and the other Lenders (in its capacity as agent, the “Agent”) (as amended, modified, replaced or restated from time to time, the “Loan Agreement”).  Reference is made to the Loan Agreement for provisions relating to prepayment and acceleration hereof, and the collateral security for the obligations of the Borrower hereunder.  Capitalized terms used but not otherwise defined in this Note shall have the meanings given to them in the Loan Agreement.

The occurrence of an Event of Default under the Loan Agreement constitutes an Event of Default under this Note and entitles Agent, in accordance with the Loan Agreement, to declare this Note immediately due and payable.

Borrower hereby waives each of the following in connection with Agent’s exercise of rights and remedies following the occurrence of an Event of Default under the Loan Agreement: presentment, demand for payment, notice of dishonor or acceleration, protest and notice of protest and any and all other notices or demands in connection with the delivery, acceptance, performance, default or enforcement of this Note, excepting any notice requirements set forth in the Loan Agreement.

In the event any interest rate applicable hereto is in excess of the highest rate allowable under applicable law, then the rate of such interest will be reduced to the highest rate not in excess of such maximum allowable interest and any excess previously paid by Borrower shall be deemed to have been applied against the principal.

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BORROWER HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF OR RELATED TO THIS NOTE OR THE LOAN AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF BORROWER OR LENDER.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR AGENT AND LENDERS TO ENTER INTO THIS AGREEMENT.

BORROWER ACKNOWLEDGES THAT IT HAS HAD THE ASSISTANCE OF COUNSEL IN THE REVIEW AND EXECUTION OF THIS NOTE AND THAT THE MEANING AND EFFECT OF THE JURY TRIAL WAIVER IN THE PRECEDING PARAGRAPH HAS BEEN FULLY EXPLAINED TO BORROWERS BY ITS COUNSEL.

This Note shall be binding upon Borrower and its successors and assigns and shall inure to the benefit of Lender and its successors and assigns.  This Note shall be governed as to validity, interpretation and effect by the laws of the State of New York.

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IN WITNESS WHEREOF, Borrower has duly executed and delivered this Note to Lender on the date first set forth above.

BORROWER:	1ST FRANKLIN FINANCIAL CORPORATION By: /s/ A. Roger Guimond, Jr. Name: A. Roger Guimond, Jr. Title: Executive Vice President and CFO

[SIGNATURE PAGE TO PROMISSORY NOTE]

(Renasant Bank)

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